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GEORGIA                                                             Exhibit 10.1

GWINNETT COUNTY


                                     PARTIES

         This Lease Agreement, made this 1st day of June 2004, by and between ISC PROPERTIES, LLC, hereinafter referred to as "Landlord"; and INTELLIGENT SYSTEMS CORPORATION, hereinafter referred to as "Tenant";

                                   WITNESSETH:

         1.01 Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the property hereinafter referred to as the LEASED PREMISES, described as: 61,000 sq. ft. of office and warehouse, at 4355 Shackleford Road, Norcross, Georgia 30093, Gwinnett County, Building 2 in Gwinnett Park.

                                      TERM

         2.01 TO HAVE AND TO HOLD said Leased Premises for a term of five (5) years, commencing on June 1, 2004 upon the following terms, conditions, and covenants:

                                     RENTAL

         3.01 As rental for the Leased Premises, Tenant agrees to pay to Landlord, the sum of THREE HUNDRED AND SIXTY NINE THOUSAND DOLLARS AND NO/100 DOLLARS ($369,965.00) per year, payable in monthly installments each in the amount of $30,830.42, on or before the first day of each calendar month together with any other additional rental as hereinafter set forth through May 31, 2009. If the lease shall commence on any date other than the first day of a calendar month, or end on any date, other than the last day of a calendar month, rent for such month shall be prorated.

         3.02 In addition to the Rentals called for herein, Landlord agrees to contract for the landscape (common area) maintenance service and Tenant agrees to pay the Landlord an additional rental of NINETEEN HUNDRED AND SIX DOLLARS ($1,906.00) per month for said landscaping service. Said fee shall increase each year during the term of the lease. The amount of the increase shall be based on the Consumer Price Index as published in the Wall Street Journal for the expiring year of the lease.

         3.03 Tenant agrees to pay as additional rent to Landlord, upon demand, its pro rata share of any utility surcharges, or any other costs levied, assessed or imposed by, or at the direction of, or resulting from statutes or regulations, or interpretations thereof, promulgated by any Federal, State, Municipal or local governmental authorities in connection with the use or occupancy of the Leased Premises.

                         DELAY IN DELIVERY OF POSSESSION

         4.01 If Landlord, for any reason whatsoever, cannot deliver possession of the Leased Premises to Tenant at the commencement of the term of this Lease, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in the event there shall be a proportionate reduction of rent covering the period between the commencement of the term and the time when Landlord can deliver possession. If delay is longer than three (3) months, Landlord will provide Tenant equivalent space as the Lease Premise or other such space as Landlord may have available, until the Lease Premise can be completed, at no charge to Tenant. The term of this Lease shall be extended by such delay.


                                 USE OF PREMISES

         5.01 The Leased Premises may be used and occupied only for general manufacturing and assembly, testing, warehousing and distribution, showroom and offices and for no other purpose or purposes, without Landlord's prior written consent. Tenant shall promptly comply at its sole expense with all laws, ordinances, orders, and regulations affecting the Leased Premises and their cleanliness, safety, occupation and use. Tenant




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shall not do or permit anything to be done in or about the Leased Premises, or bring or keep anything in the Leased Premises that will in any way increase the fire insurance upon the Building. Tenant will not perform any act or carry on any practices that may injure the Building or be a nuisance or menace to tenants of adjoining premises. Tenant shall not cause, maintain or permit any outside storage on or about the Leased Premises, including pallets or other refuse. The rear loading areas of the Tenant's unit must be clean and unobstructed.

                                    UTILITIES

         6.01 Landlord shall not be liable in the event of any interruption in the supply of any utilities. Tenant agrees that it will not install any equipment which will exceed or overload the capacity of any utility facilities and that if any equipment installed by Tenant shall require additional utility facilities, the same shall be installed by Tenant at Tenant's expense in accordance with plans and specifications approved in writing by Landlord. Tenant shall be solely responsible for and shall pay all charges for use or consumption of sanitary sewer, water, gas, electricity or any other utility services for the Leased Premises.

                             ACCEPTANCE OF PREMISES

         7.01 By entry hereunder, Tenant acknowledges that it has examined the Leased Premises and accepts the same as being in the condition called for by this Lease, and as suited for the uses intended by Tenant.

                          ALTERATIONS, MECHANICS' LIENS

         8.01 Alterations may not be made to the Leased Premises without prior written consent of Landlord, and any alterations of the Leased Premises excepting movable furniture and trade fixtures shall at Landlord's option become part of the realty and belong to the Landlord.

         8.02 Should Tenant desire to alter the Leased Premises and Landlord gives written consent to such alterations, at Landlord's option, Tenant shall contract with a contractor approved by Landlord for the construction of such alterations.

         8.03 Notwithstanding anything in paragraph 8.02 above, Tenant may, upon written consent of Landlord, install trade fixtures, machinery or other trade equipment in conformance with the ordinances of the applicable city and county, and the same may be removed upon the termination of this Lease provided Tenant shall not be in default under any of the terms and conditions of this Lease, and the Leased Premises are not damaged by such removal. Tenant shall return the Leased Premises on the termination of this Lease in the same condition as when rented to Tenant, reasonable wear and tear only excepted. Tenant shall keep the Leased Premises, the Building and property in which the Leased Premises are situated free from any liens arising out of any work performed for, materials furnished to, or obligations incurred by Tenant. All such work, provided for above, shall be done at such times and in such manner as Landlord may from time to time designate. Tenant shall give Landlord written notice five (5) days prior to employing any laborer or contractor to perform work resulting in an alteration of the Leased Premises so that Landlord may post a notice of non-responsibility.

                             WASTE AND QUIET CONDUCT

         9.01 Tenant shall not commit, or suffer any waste upon the Leased Premises, or any nuisance, or other act or thing, which may disturb the quiet enjoyment of any other tenant in the Building containing the premises, or any building in the project in which the premises are located.


                             FIRE INSURANCE, HAZARDS

         10.01 No use shall be made or permitted to be made of the Leased Premises, nor acts done which might increase the existing rate of insurance upon the Building or cause the cancellation of any insurance policy covering the Building, or any part thereof, nor shall Tenant sell, or permit to be kept, used or sold, in or about the Leased Premises, any article which may be prohibited by the Standard form of fire insurance policies. Tenant


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shall, at its sole cost and expense, comply with any and all requirement pertaining to the Leased Premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance, covering the Leased Premises, Building and appurtenances. Tenant agrees to pay to Landlord as additional rent, any increase in premiums on policies which may be carried and loss of rent caused by fire and the perils normally included in extended coverage above the rates presently being paid by the Landlord as of the date hereof.

         10.02 Tenant shall maintain in full force and effect on all of its fixtures and equipment in the Leased Premises a policy or policies of fire and extended coverage insurance with standard coverage endorsement to the extent of at least eighty percent (80%) of their insurable value. During the term of this Lease the proceeds from any such policy or policies of insurance shall be used for the repair or replacement of the fixtures, and Landlord will sign all documents necessary or proper in connection with the settlement of any claim or loss by Tenant. Landlord will not carry insurance on Tenant's possessions. Tenant shall furnish Landlord with a certificate of such policy within thirty
(30) days of the commencement of this Lease, and whenever required, shall satisfy Landlord that such policy is in full force and effect.

                               LIABILITY INSURANCE

         11.01 Tenant, at its own expense, shall provide and keep in force with companies acceptable to Landlord public liability insurance for the benefit of Landlord and Tenant jointly against liability for bodily injury and property damage in the amount of not less than Two Million Dollars ($2,000,000.00) in respect to injuries to or death of more than one person in any one occurrence, in the amount of not less than One Million Dollars ($1,000,000.00) in respect to injuries to or death of any one person, and in the amount of not less than Fifty Thousand Dollars ($50,000.00) per occurrence in respect to damage to property, such limits to be for any greater amounts as may be reasonably indicated by circumstances from time to time existing. Tenant shall furnish Landlord with a certificate of such policy (which certificate shall contain the insurer's waiver of subrogation rights exercisable against the Landlord) within thirty (30) days of the commencement date of this Lease and whenever required shall satisfy Landlord that such policy is in full force and effect. Such policy shall name Landlord as an additional insured and shall be primary and non-contributing with any insurance carried by Landlord. The policy shall further provide that it shall not be cancelled or altered without twenty (20) days prior written notice to Landlord,

                            INDEMNIFICATION BY TENANT

         12.01 Tenant shall indemnify and hold harmless Landlord against and from any and all claims arising from Tenant's use of the Leased Premises (other than those arising from negligence of Landlord or its agent employees), or the conduct of its business or from any activity, work, or thing doing, permitted or suffered by the Tenant in or about the Leased Premises, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act, neglect, fault or omission of the Tenant, or of its agents or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in or about such claim or any action or proceeding brought relative thereto and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel, chosen by Tenant and who is reasonably acceptable to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in or about the Leased Premises from any cause whatsoever except that which is caused by the failure of Landlord to observe any of the terms and conditions of this Lease where such failure has persisted for an unreasonable period of time after written notice of such failure, and Tenant hereby waives all claims in respect thereof against Landlord. The obligations of Tenant under this section arising by reason of any occurrence taking place during the term of this Lease shall survive any termination of this Lease.

                                WAIVER OF CLAIMS

         13.01 Tenant, as a material part of the consideration to be rendered to Landlord, hereby waives all claims against Landlord for damages to goods, wares and merchandise


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in, upon or about the Leased Premises and for injury to Tenant, its agents, employees, invitees, or third persons in or about the Leased Premises from any cause arising at any time, other than the negligence of Landlord, its agents and employees.

                                    REPAIRS

         14.01 Tenant shall, at its sole cost, keep and maintain the Leased Premises and appurtenances and every part thereof (excepting exterior walls and roofs which Landlord agrees to repair) including by way of illustration and not by way of limitation all windows and skylights, doors, any store front and the interior of the Leased Premises, including all plumbing, heating, air conditioning, sewer, electrical systems and all fixtures and all other similar equipment serving the Leased Premises in good and sanitary order, condition, and repair. Tenant shall, at its sole cost, keep and maintain all utilities, fixtures and mechanical equipment used by Tenant in good order, condition, and repair. All windows shall be washed and cleaned as often as necessary to keep them clean and free from smudges and stains. In the event Tenant fails to maintain the Leased Premises as required herein or fails to commence repairs (requested by Landlord in writing) within thirty (30) days after such request, or fails diligently to proceed thereafter to complete such repairs, Landlord shall have the right in order to preserve the premises or portion thereof, and/or the appearance thereof, to make such repairs or have a contractor make such repairs and charge Tenant for the cost thereof as additional rent, together with interest at the rate of eight percent (8%) per annum from the date of making such payments.

         14.02 Landlord agrees to keep in good repair the roof, foundations, and exterior walls of the premises except repairs rendered necessary by the negligence of Tenant, its agents, employees or invitees. Landlord gives to Tenant exclusive control of premises and shall be under no obligation to inspect said premises. Tenant shall promptly report in writing to Landlord any defective condition known to it which Landlord is required to repair, and Landlord shall move with reasonable diligence to repair such item. Failure to report such defects shall make Tenant responsible to Landlord for any liability incurred by Landlord by reason of such defects.

                               SIGNS, LANDSCAPING

         15.01 Landlord shall have the right to control landscaping and approve the placing of signs and the size and quality of the same. Tenant shall make no alterations or additions to the Leased Premises or landscaping and shall place no exterior signs on the Leased Premises without the prior written consent of Landlord. Any signs not in conformity with the Lease may be immediately removed by Landlord.


                                ENTRY BY LANDLORD

         16.01 Tenant shall permit Landlord and Landlord's agents to enter the Leased Premises at all reasonable times for the purpose of inspecting the same or for the purpose of maintaining the Building, or for the purpose of making repairs, alterations, or additions to any portion of the Building, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required, or for the purpose of posting notices of non-responsibility for alterations, additions, or repairs, or for the purpose of showing the premises to prospective tenants, or placing upon the Building any usual or ordinary "for sale" signs, without any rebate of rent and without any liability to Tenant for any loss of occupation or quiet enjoyment of the Leased Premises thereby occasioned; and shall permit Landlord at any time within thirty (30) days prior to the expiration of this Lease, to place upon the Leased Premises any usual or ordinary "to let" or "to lease" signs. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the exterior doors about the Leased Premises.

                          TAXES AND INSURANCE INCREASE

         17.01 Tenant shall pay before delinquency any and all taxes, assessments, license fees, and public charges levied, assessed, or imposed and which become payable during the Lease upon Tenant's fixtures, furniture, appliances and personal property installed or located in the Leased Premises.

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         17.02 Tenant shall pay upon demand, as additional rental during the term of this lease and any extension or renewal thereof, the amount by which all taxes (including, but not limited to, ad valorem taxes, special assessments and governmental charges) on the Leased Premises for each tax year exceeds all taxes on the premises for 2005. In the event the premises are less than the entire property assessed for such taxes for any such tax year, then the tax for any such year applicable to the premises shall be determined by proration on the basis that the total floor area of the Leased Premises bears to the total floor area of the entire property assessed. If the final year of the lease term fails to coincide with the tax year, then any excess for the tax year during which the term ends shall be reduced by the pro rata part of such tax year beyond the lease term.

         17.03 Tenant agrees to pay the amount for all taxes levied upon or measured by the rent payable hereunder, whether as a so-called sales tax, transaction privilege tax, excise tax, or otherwise (but no income taxes shall be payable by Tenant). Such taxes shall be due and payable at the same time as and in addition to each payment of rent.

         17.04 Commencing in the second year of the lease and during each remaining year of the lease term or any extension or renewal thereof, in the event that the insurance premiums payable by the Landlord for fire and extending coverage on the property are increased, whether such increase is due to an increase in the valuation of the building, or in the applicable rate of insurance, then Tenant agrees to pay Landlord as additional rental, Tenant's pro rata share of the increase in said insurance premiums over the base amount paid in the first year of the lease. Tenant's pro rata share shall be based on the square footage of the premises leased to Tenant (as specified in paragraph 1.01 hereof) compared to the total square footage of space in the entire building. Tenant agrees to pay Landlord said increased amount within thirty (30) days after receipt of a notice in writing from Landlord, of the increase in said insurance premiums. If during the final year of the Lease, or any extension or renewal thereof, the term does not coincide with the year upon which the insurance rate is determined, the increase in premiums for the portion of that year shall be prorated according to the number of months during which Tenant was in possession of the Leased Premises.

         17.05 The provisions hereof shall survive the termination of the Lease or any extension or renewal thereof as referred to in the preceding paragraphs
17.02 and 17.04.

                                   ABANDONMENT

         18.01 Tenant shall not vacate nor abandon Leased Premises at any time during the term of this Lease; and if Tenant shall abandon, vacate or surrender the Leased Premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the Leased Premises shall, at the option of the Landlord, be deemed abandoned.

                                   DESTRUCTION

         19.01 In the event of (a) a partial destruction of the Leased Premises or the Building during the Lease term which requires repairs to either the Leased Premises or the Building, or (b) the Leased Premises or the Building being declared unsafe or unfit for occupancy by any authorized public authority for any reason other than Tenant's act, use or occupation which declaration requires repairs to either the Leased Premises or the Building, Landlord shall forthwith make repairs, provided repairs can be made within sixty (60) days under the laws and regulations of authorized public authorities, but partial destruction (including any destruction necessary in order to make repairs required by any declaration) shall in no way annul or void this Lease, except that Tenant shall be entitled to a proportionate reduction of rent while such repairs are being made. The proportionate reduction is to be based upon the extent to which the making of repairs shall interfere with the business carried on by Tenant in the Leased Premises. In making repairs Landlord shall be obligated to replace only such glazing as shall have been damaged by fire and other damaged glazing shall be replaced by Tenant. If repairs cannot be made within sixty (60) days, Landlord may, at its option, make same within a reasonable time, this Lease continuing in full force and effect and the rent to be proportionately abated, as in this paragraph provided. In the event that Landlord does not so elect to make repairs which cannot be made within sixty
(60) days, or repairs cannot be made under current laws and regulations, this Lease may be terminated at the option of either party. A total destruction (including any destruction required by any authorized public authority) of either the Leased

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Premises or the Building shall terminate this Lease. In the event of any dispute between Landlord and Tenant relative to the provisions of this paragraph, they may each select an arbitrator, the two arbitrators so selected shall select a third arbitrator and the three arbitrators so selected shall hear and determine the controversy and their decision thereon shall be final and binding on both Landlord and Tenant who shall bear the cost of such arbitration equally between them. Landlord shall not be required to repair any property installed in the Leased Premises by Tenant. Tenant waives any right under applicable laws inconsistent with the terms of this paragraph and in the event of destruction agrees to accept any offer by Landlord to provide tenant with comparable space within the project in which the Premises are located on the same terms as this Lease.

                            ASSIGNMENT AND SUBLETTING

         20.01 Landlord shall have the right to transfer and assign, in whole or in part its rights and obligations in the Building and Property that are the subject of this Lease. Tenant shall not assign this Lease or sublet all or any part of the Leased Premises without the prior written consent of the Landlord, which shall not be unreasonably withheld. Landlord agrees that Tenant may sublet parts of the Leased Premises to companies in its incubator program without first obtaining Landlord consent. In the event of any assignment or subletting, Tenant shall nevertheless at all times, remain fully responsible and liable for the payment of the rent and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease. Upon the occurrence of an "event of default" as defined below, if all or any part of the Leased Premises are then assigned or sublet, Landlord, in addition to any other remedies provided by this Lease or provided by law, may at its option, collect directly from the assignee or subtenant all rents becoming due to Tenant by reason of the assignment or sublease, and Landlord shall have a security interest in all properties on the Leased Premises to secure payment of such sums. Any collection directly by Landlord from the assignee or subtenant shall not be construed to constitute a novation or a release of Tenant from the further performance of its obligations under this Lease.

                              INSOLVENCY OF TENANT

         21.01 Either (a) the appointment of a receiver to take possession of all or substantially all of the assets of Tenant, or (b) a general assignment by Tenant for the benefit of creditors, or (c) any action taken or suffered by Tenant under any insolvency or bankruptcy act shall, if any such appointments, assignments or action continues for a period of thirty (30) days, constitute a breach of this Lease by Tenant, and Landlord may at its election without notice, terminate this Lease and in that event be entitled to immediate possession of the Leased Premises and damages as provided below.

                                BREACH BY TENANT

         22.01 In the event of a default, Landlord besides other rights or remedies that it may have, shall have the right to either terminate this Lease or from time to time, without terminating this Lease relet the Leased Premises or any part thereof for the account and in the name of Tenant or otherwise, for any such term or terms and conditions as Landlord in its sole discretion may deem advisable with the right to make reasonable alterations and repairs to the Leased Premises. Tenant shall pay to Landlord, as soon as ascertained, the costs and expenses incurred by Landlord in such reletting or in making such reasonable alterations and repairs. Should such rentals received from time to time from such reletting during any month be less than that agreed to be paid during that month by Tenant hereunder, the Tenant shall pay such deficiency to Landlord, Such deficiency shall be calculated and paid monthly.

         22.02 No such reletting of the Leased Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach provided it has not been cured. Should Landlord at any time terminate this Lease for any breach, in addition to any other remedy it may have, it may recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering the Leased Premises, and including (1) all amounts that would have fallen due as rent between the time of termination of this Lease and the Urns of judgment, or other award, less the avails of all relettings and attornments,


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plus interest on the balance at the rate of eight percent (8%) per year, and (2)
the worth at the time of the judgment or other award, of the amount by which the unpaid rent for the balance of the term exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; (3) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform his obligations under this Lease or which in the ordinary course of events would likely to result therefrom. "Worth" as used in this provision, is computed by discounting the total at the discount rate of the Federal Reserve Bank of Atlanta at the time of the judgment, or award, plus one percent (1%).

                       ATTORNEYS' FEES/COLLECTION CHARGES

         23.01 Should Landlord be named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy hereunder, Tenant shall pay to Landlord its cost and expenses incurred in such suit, including reasonable attorneys' fees. If any rent or other sums of money owed or owing under this Lease is collected by or through an attorney at law, Tenant agrees to pay fifteen percent (15%) thereof as attorneys' fees.

                                  CONDEMNATION

         24.01 If, at any time during the term of this lease, title to the entire Leased Premises should become vested in a public or quasi-public authority by virtue of the exercise of expropriation, appropriation, condemnation or other power in the nature of eminent domain, or by voluntary transfer from the owner of the Leased Premises under threat of such a taking then this Lease shall terminate as of the time of such vesting of title, after which neither party shall be further obligated to the other except for occurrence antedated such taking. The same results shall follow if less than the entire Leased Premises be thus taken, or transferred in lieu of such a taking, but to such extent that it would be legally and commercially impossible for Tenant to occupy the portion of the Leased Premises remaining, and impossible for Tenant reasonable to conduct his trade or business therein.

         24.02 Should there be such a partial taking or transfer in lieu thereof, but not to such an extent as to make such continued occupancy and operation by Tenant an impossibility, then this Lease shall continue on all of its same terms and conditions subject only to an equitable reduction in rent proportionate to such taking.

         24.03 In the event of any such taking or transfer, whether of the entire Leased Premised, or a portion thereof, it is expressly agreed and understood that all sums awarded, allowed or received in connection therewith shall belong to Landlord, and any rights otherwise vested in Tenant are hereby assigned to Landlord, and Tenant shall have no interest in or claim to any such sums or any portion thereof, whether the same be for the taking of the property or for damages, or otherwise,

                                     NOTICES

         25.01 All notices, statements, demands, requests, consents, approvals, authorization, offers, agreements, appointments, or designations under this Lease by either party to the other shall be in writing and shall be sufficiently given and served upon the other party, if sent by certified mail, return receipt requested, postage prepaid, and addressed as follows:

         (a) To Tenant at the Leased Premises;

         (b) To Landlord, addressed to Landlord at One Meca Way, Norcross, Georgia 30093, with a copy to such other place as Landlord may from time to time designate by notice to Tenant.

                                     WAIVER

         26.01 The waiver by Landlord of any breach of any term, covenant, or condition herein contained shall not be deemed to be a waiver of such term, covenant, or condition or any subsequent breach of the same or any other term, covenant, or condition herein contained, The subsequent acceptance of rent hereunder by Landlord shall not be deemed

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to be a waiver of any preceding breach by Tenant of any term, covenant, or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.


                             EFFECT OF HOLDING OVER

         27.01 If Tenant should remain in possession of the Leased Premises after the expiration of the Lease term and without executing a new Lease, then such holding over shall be construed as a tenancy from month-to-month, subject to all the conditions, provisions, and obligations of this Lease insofar as the same are applicable to a month-to-month tenancy, except that the rent payable pursuant to subparagraph 3.01 hereof shall be doubled.

                                  SUBORDINATION

         28.01 This Lease, at Landlord's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof,

         28.02 Tenant agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any ground lease, mortgage or deed of trust, as the case may be, and failing to do so within ten
(10) days after written demand, does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney in fact and in Tenant's name, place and stead, to do so. If requested to do so, Tenant agrees to attorn to any person or other entity that acquires title to the real property encompassing the Leased Premises, whether through judicial foreclosure, sale under power, or otherwise, and to any assignee of such person or other entity,

                              ESTOPPEL CERTIFICATE

         29.01 Upon ten (10) days notice from Landlord to Tenant, Tenant shall deliver a certificate dated as of the 1st day of the calendar month in which such notice is received, executed by an appropriate officer, partner or individual, and stating (i) the commencement date of this Lease; (ii) the space occupied by Tenant hereunder; (iii) the expiration date hereof; (iv) a description of any renewal or expansion options; (v) the amount of rental currently and actually paid by Tenant under this lease; (vi) the nature of any default or claimed default hereunder by Landlord and (vii) that Tenant is not in default hereunder nor has any event occurred which with the passage of time or the giving of notice would become a default by Tenant hereunder,

                                     PARKING

         30.01 Tenant shall be entitled to park in common with other tenants of Landlord. Tenant agrees not to overburden the other tenants in the use of parking facilities. Landlord reserves the right in its absolute discretion to determine whether parking facilities are becoming crowded and, in such event, to allocate parking spaces among Tenant and other tenants. There will be no assigned parking. Tenant agrees to park all Tenants' trucks in the parking spaces provided at the rear of the Building. "Parking" as used herein means the use by Tenant's employees, its visitors, invitees, and customers for the parking of motor vehicles for such periods of time as are reasonably necessary in connection with use of and/or visits to the demised premises. No vehicle may be repaired or serviced in the parking area and any vehicle deemed abandoned by Landlord will be towed from the project and all costs therein shall be borne by the Tenant. All driveways, ingress and egress, and all parking spaces are for the joint use of all tenants. No area outside of premises shall be used by Tenant for storage without Landlord's prior written permission. There shall be no parking permitted on any of the streets or roadways located in Gwinnett Park,

                               MORTGAGE PROTECTION

         31.01 In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed or trust or mortgagee of a

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
mortgage covering the Premises whose address shall have been furnished it, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure.

                              PROTECTIVE COVENANTS

         32.01 This Lease is subject to the Protective Covenants of Interstate Industrial Park, attached hereto as Exhibit "A", and to such rules and regulations pertaining to Gwinnett Park which may hereafter be adopted and promulgated.


                            MISCELLANEOUS PROVISIONS

         A. Whenever the singular number is used in this Lease and when required by the context, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders, and the word "person" shall include corporation, firm or association. If there be more than one tenant, the obligations imposed upon Tenant under this Lease shall be joint and several.

         B. The headings or titles to paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part of this Lease.

         C. This instrument contains all of the agreements and conditions made between the parties to this Lease and may not be modified orally or in any other manner than by agreement in writing signed by all parties to this Lease.

         D. Time is of the essence of each term and provision of this Lease.

         E. Except as otherwise expressly stated, each payment required to be made by Tenant shall be in addition to and not in substitution for other payments to be made by Tenant.

         F. Subject to paragraph 20, the terms and provisions of this Lease shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors, and assigns of Landlord and Tenant.

         G. All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent.

         H. Where the consent of a party is required, such consent will not be unreasonably withheld.

         I. This lease shall create the relationship of Lessor and Lessee between Landlord and Tenant; no estate shall pass out of Landlord; Tenant has only a usufruct, not subject to levy and/or sale and not assignable by Tenant except as provided in paragraph 20.01 hereof.

         J. Tenant acknowledges and agrees that Landlord shall not provide guards or other security protection for the Leased Premises and that any and all security protection shall be the sole responsibility of Tenant.

         K. This lease shall be governed by Georgia law.

         L. Tenant shall not record this Lease or a memorandum thereof without the written consent of Landlord. Upon the request of Landlord, Tenant shall join in the execution of a memorandum or so-called "short form" of this Lease for the purpose of recordation. Said memorandum or short form of this Lease shall describe the parties, the Demised Premises and the Lease term, and shall incorporate this Lease by references.

         M. No agent or broker fees shall be payable by Tenant or Landlord with respect to this Lease.

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


         N. Tenant may offer to provide telephone and internet services to other companies within the Leased Premises or in the balance of the facility to companies that enter into a separate lease with Landlord. Tenant shall have the right to charge and collect payment for such services at rates determined by Tenant. Unless otherwise agreed, Tenant shall have full responsibility for expenses and liabilities associated with providing such services. Landlord agrees that Tenant may occupy the telephone equipment room in the unleased portion of the facility at no additional cost for the purposes of providing such services to Tenant itself or to other companies.

         O. Landlord agrees that during the term of the Lease, at its option, Tenant may store modular workstations in the unleased portion of the facility and Landlord may provide such workstations to other tenants in the unleased portion of the facility without any payment to Tenant.

         P. Tenant shall have the option, provided this Lease is then of full force and effect, and Tenant is not then in default hereunder, to renew this Lease for one additional five year term. Such renewal shall be on the same terms and conditions herein set forth and pertaining to the original term, except that the monthly installment applicable to the option term shall be the original monthly installment increased by an annual cost of living adjustment for each year of the original term. Such renewal option may be exercised only by Tenant giving Landlord written notice not less than twelve (12) months prior to the expiration of the original term. The cost of living adjustment shall be determined based on the Consumer Price Index as published in the Wall Street Journal for each 12 month period during the original term.

         IN WITNESS WHEREOF, The parties hereto who are individuals have set their hands and seals, and the parties who are corporations have caused this instrument to be duly executed by its proper officers and its corporate seal to be affixed, as of the day and year first above written.


Signed, sealed and delivered               ISC PROPERTIES, LLC.
as to LANDLORD, in the
presence of:
                                           /s/ J. Leland Strange
                                           -------------------------------------
                                           BY: J. Leland Strange

/s/ Rebecca L. Cox
-------------------------------
Notary Public

            REBECCA L. COX
Notary Public, Cobb County, Georgia
My Commission Expires March 15, 2005


Signed, sealed and delivered
as to TENANT, in the
presence of:
                                           INTELLIGENT SYSTEMS CORPORATION

                                               /s/ Bonnie L. Herron
                                               ---------------------------------
                                               BY: Bonnie L. Herron
                                                 Vice president and CFO

ATTEST:

/s/ Marcy M. Powers
--------------------------------
Marcy M. Powers


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

                                   "EXHIBIT A"

                              PROTECTIVE COVENANTS

                                 GWINNETT PARK

                                NORCROSS, GEORGIA

1. The exterior walls of all buildings shall be of masonry construction, its equivalent or better. The use of materials shall be subject to the approval of the Planning Advisory Committee.

2. No site or lot shall be used for any purpose or business which is considered dangerous or unsafe, or which constitutes a nuisance, or is noxious or offensive by reason of emission of just, odor, gas, smoke, fumes or noise.

3. No loading docks shall be constructed facing any public street or highway unless said loading dock and every part thereof is at least one hundred
     (100) feet inside the right-of-way line of the street or highway on which said loading dock fronts.

4. Outdoor storage yards shall be screened from public view and shall be placed as to conform to the building line restrictions set forth in Paragraph 7 of these restrictive covenants.

5. Tenants shall not permit their employees to regularly park during business hours on public streets within said Industrial Community. It will be the responsibility of the said tenant, their successors, assigns, or other persons holding under them to provide adequate off-street parking for employees and visitors within property lines. All such parking areas shall be covered with a hard, dust free, paved surface. All paved areas will be curbed.

6. The ratio of building coverage to the total site area will be subject to the approval of the Planning Committee but in no case may the ratio exceed fifty percent (50%).

7. No building shall be constructed on any lot nearer than thirty (30) feet to the right-of-way line of street. In the case of corner lots both thirty
     (30) foot front setbacks will apply. There must be maintained a strip of twelve (12) feet minimum of landscaped ground, landscaped in accordance with the architects plans, along and within the street property lines, exclusive of drives and walks.

8.   Minimum side yards shall be twenty-five (25) feet and shall aggregate fifty
     (50) feet on each individually owned lot, provided, however, where suitable the twenty-five (25) foot minimum may be waived by the Planning Advisory Committee. In the event more than one lot shall be owned by one person or entity and in the improvement of such lot or track a building shall be erected on more than one lot, then the side line restriction on the interior line or lines shall be waived. Provided, further, that if a part of a tract or lot shall be shod before any improvement shall have been erected, then the line between the part sold and the part retained shall be the property line to which the setback restrictions shall apply.

9. The tenant of any site or lot shall at all times keep the premises, buildings, improvements and appurtenances in a safe, clean, wholesome condition and comply in all respects with all government, health, fire and police requirements and regulation, and any tenant will remove at his or its own expense any rubbish of any character whatsoever which may accumulate on said site or lot, and in the event said tenant fails to comply with any or all of the aforesaid specifications and/or requirements, then and only then, the owner shall have the right, privilege and license to enter upon the premises and make any and all


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

     corrections or improvements that may be necessary to meet such standards at the expense of the tenant.

10. The tenant of any site or lot shall at all times keep the landscaping in good order and condition. Should the tenant of any site or lot fail to remedy any deficiency in the maintenance of the landscaping after proper notification by the Planning Advisory Committee, the owner hereby expressly reserves the right, privilege and license to make any and all corrections or improvements in landscape maintenance at the expense of the tenant.

11. Plans and specifications for the construction, installation or alteration of all outdoor signs shall be first submitted to and have the written approval of Gwinnett Park, its successors or assigns, which approval shall not be unreasonably withheld.

12. The invalidation of any one of the restrictions herein set forth or the failure to enforce any of said restrictions at the time of its violation shall in no event effect any of the other restrictions nor be deemed a waiver of the right to enforce the same thereafter.

13. Each of the above and foregoing protective covenants shall apply to owners of property within the Gwinnett Park, as well as tenants. Wherever the word "tenant" is used in these protective covenants, the same shall be constructed to include owners.

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